UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2025

CRYO-CELL INTERNATIONAL, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40767	22-3023093
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Brooker Creek Blvd. Suite 1800
Oldsmar, Florida		34677
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 813 749-2100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CCEL	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed, on July 18, 2022, Cryo-Cell International, Inc. (the “Company”) entered into a Credit Agreement (“Credit Agreement”) with Susser Bank, a Texas state bank (“Susser”), as administrative agent on behalf of itself and the other lenders (collectively, the “Lenders”) for (i) an unsecured revolving line of credit in an aggregate principal amount of up to $10,000,000 (the “RCF”); and (ii) a term loan facility in an original principal amount of $8,960,000 (the “Term Loan” and together with the RCF collectively, the “Loans”). In connection with the RCF, the Company entered into a Revolving Credit Line, in favor of Susser, in the stated principal amount of $10,000,000 (the “RCF Note”), and in connection with the Term Loan the Company entered into a Term Note, in favor of Susser, in the stated principal amount of $8,960,000 (the “Term Note” and together with RCF Note, collectively, the “Notes”). The Loans bear interest at the Company’s option at: (a) the Base Rate, which is the highest of (i) the rate of interest published by The Wall Street Journal, from time to time, as the “U.S. Prime Rate”, (ii) the federal funds rate plus 0.5% and (iii) the Monthly SOFR rate plus 1.0% (subject in each case to a floor of 5.5%), plus 4.25% or (b) the Monthly SOFR plus 3.25% (subject to a floor of 4.5%). The RCF matured on July 18, 2025, which was extended on July 15, 2025 by Susser to October 18, 2025, and the Term Note matures on July 18, 2032.

Fifth Amendment to Credit Agreement. On October 18, 2025, the Company and Susser entered into a Fifth Amendment to the Credit Agreement (the “Amendment”).

Addition of Guarantor. Pursuant to the terms of the Amendment, the Company’s wholly owned subsidiary, Celle Corp., became a guarantor under the Credit Agreement and executed a Security Agreement for the benefit of the Lenders.

Extension of Maturity Date. The Amendment also extended the RCF Note’s Maturity Date to October 18, 2027 and extended the Maturity Date of the Term Note to July 29, 2032.

Revolving Credit Limit. The Amendment revised the revolving credit commitment to $8,000,000.

Applicable Margin. The Amendment revised the Applicable Margin per annum as set forth below:

Base Rate with respect to Term Loans	Base Rate with respect to Revolving Credit Loans	Monthly SOFR Rate with respect to Term Loans	Monthly SOFR Rate with respect to Revolving Credit Loans	Commitment Fee
4.25%	3.75%	3.25%	2.75%	0.25%

The foregoing summary of the Amendment is qualified in its entirety by the Amendment, which will be filed with the Company’s next annual report on Form 10-K.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

(a) The information included in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements And Exhibits.

(d) Exhibits

Exhibit No.	Description
104	Cover page Interactive Data File (embedded in the cover page formatted in Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Cryo-Cell International, Inc.

Date:	October 23, 2025	By:	/s/ David Portnoy
David Portnoy, Chairman and Co-CEO